Exhibit 8

Lock-Up Agreements

Avantor, Inc.

Lock-Up Agreement

May 20, 2020

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Re: Avantor, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Avantor, Inc., a Delaware corporation (the “Company”) and the selling stockholders named in Schedule II thereto, providing for a public offering of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein shall have the meaning assigned to it in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, without the prior written consent of Goldman Sachs and J.P. Morgan, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of shares of Common Stock of the Company or options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (a “Disposition”), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other Disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or options, warrants, or other securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or other securities referred to in clause (i) above.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the offering.

Notwithstanding the foregoing, no Disposition of the Undersigned’s Shares or other Company securities will be deemed to occur during the Lock-Up Period with respect to:

(A)	transfers of the Undersigned’s Shares

(i)	as a bona fide gift or gifts;

(ii)	by will or other testamentary document, or intestacy;

(iii)	to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iv)	to any immediate family member, other dependent or any investment fund or other entity controlled or managed by the undersigned;

(v)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributions of the Undersigned’s Shares or any security convertible into or exercisable for Shares to limited partners, limited liability company members, stockholders or subsidiaries (or their equivalents under the jurisdiction of organization of the undersigned) of the undersigned;

(vi)	if the undersigned is a trust, to the beneficiary of such trust;

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi);

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(viii)	to the Company in connection with the repurchase of the Undersigned’s Shares upon termination of service of the undersigned;

(ix)	to the extent necessary to fund, the payment of taxes due with respect to the vesting of restricted stock, stock options or similar rights to purchase Shares pursuant to the Company’s equity incentive plans disclosed in the Prospectus;

(x)	to the Company or its subsidiaries upon death, disability or termination of employment, in each case, of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof;

(xi)	to the Company or its subsidiaries (a) upon the exercise of outstanding options, warrants, restricted stock units or other equity interests, including transfers deemed to occur upon the “net” or “cashless” exercise of options or (b) for the sole purpose of paying the exercise price of such options, warrants, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise of such options, warrants, restricted stock units or other equity interests or as a result of the vesting of Shares under restricted stock awards pursuant to employee benefit plans disclosed in the Prospectus relating to this public offering, in each case on a “cashless” or “net exercise” basis, provided that any such Shares received upon such exercise shall be subject to the terms of this Lock-Up Agreement;

(xii)	to the Underwriters in connection with the public offering contemplated by the Underwriting Agreement;

(xiii)	pursuant to tenders, sales or other transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Shares involving a “change of control” (as defined below) of the Company (provided that if such transaction is not consummated, the Undersigned’s Shares shall remain subject to the restrictions set forth herein). For purposes of this clause (xiii), “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 51% of total voting power of the voting stock of the Company;

(xiv)	pursuant to the call or put provisions of existing employment agreements and equity grant documents, provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Shares or any securities convertible into or exercisable or exchangeable for such capital stock was solely to the Company; or

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(xv)	transfers of Shares received upon the vesting or exercise of equity awards granted pursuant to the Company’s employee equity plans in accordance with the pre-clearance procedures of the Company’s insider trading policy in an amount not to exceed 30,000 shares; provided, that in the case of any transfer of Shares pursuant to this clause (xv), filings under Section 16(a) of the Exchange Act shall only be permissible if such filing shall clearly indicate in the footnotes thereto that that such transfer of Shares was pursuant to the circumstances described in this clause (xv);

(B)	the Disposition of Shares acquired by the Undersigned in this public offering or in open market transactions after completion of this public offering;

(C)	(i) the establishment of a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act that does not provide for the sale or transfer of Shares during the Lock-Up Period or (ii) the transfer of Shares pursuant to a written plan in effect on the date hereof meeting the requirements of Rule 10b5-1 under the Exchange Act; provided, that filings under Section 16(a) of the Exchange Act shall include a statement that such transfer of Shares was effected pursuant to a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act; or

(D)	transfers of Shares or other Company securities pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction) or to comply with any regulations related to ownership by the undersigned of the Undersigned’s Shares;

provided that in the case of any transfer or distribution pursuant to clauses (A)(i) through (vii), (a) such transfer shall not involve a disposition for value and (b) each transferee, beneficiary, donee, heir or distributee shall execute and deliver to Goldman Sachs and J.P. Morgan, on behalf of the Underwriters, a lock-up letter in the form of this Lock-Up Agreement; and provided, further, that in the case of any transfer or distribution (other than as a result of the vesting of Shares under restricted stock awards) pursuant to clauses (A)(i) through (vii), (A)(xi) and (B), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) without the prior written consent of the Representatives.

For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin and (ii) “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the voting stock of the Company.

Nothing in this Lock-Up Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the Undersigned’s Shares, except for any such demand or any such exercise that is publicly disclosed (or required to be publicly disclosed) by the undersigned or any of its affiliates prior to the expiration of the Lock-Up Period; provided that in no event shall the Company be obligated to take an action in violation of Section 6(e) of the Underwriting Agreement.

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Notwithstanding anything herein to the contrary, Goldman Sachs & Co. LLC and its affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business.

If for any reason the Underwriting Agreement does not become effective on or before June 30, 2020 or shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Signature page follows]

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Very truly yours,

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Jo Natauri
Name: Jo Natauri
Title: Vice President

Avantor, Inc.

Lock-Up Agreement

May 20, 2020

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re: Avantor, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Avantor, Inc., a Delaware corporation (the “Company”) and the selling stockholders named in Schedule II thereto, providing for a public offering of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein shall have the meaning assigned to it in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, without the prior written consent of Goldman Sachs and J.P. Morgan, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of shares of Common Stock of the Company or options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (a “Disposition”), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other Disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or options, warrants, or other securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or other securities referred to in clause (i) above.

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If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the offering.

Notwithstanding the foregoing, no Disposition of the Undersigned’s Shares or other Company securities will be deemed to occur during the Lock-Up Period with respect to:

(A)          transfers of the Undersigned’s Shares

(i)	as a bona fide gift or gifts;

(ii)	by will or other testamentary document, or intestacy;

(iii)	to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iv)	to any immediate family member, other dependent or any investment fund or other entity controlled or managed by the undersigned;

(v)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributions of the Undersigned’s Shares or any security convertible into or exercisable for Shares to limited partners, limited liability company members, stockholders or subsidiaries (or their equivalents under the jurisdiction of organization of the undersigned) of the undersigned;

(vi)	if the undersigned is a trust, to the beneficiary of such trust;

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi);

(viii)	to the Company in connection with the repurchase of the Undersigned’s Shares upon termination of service of the undersigned;

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(ix)	to the extent necessary to fund, the payment of taxes due with respect to the vesting of restricted stock, stock options or similar rights to purchase Shares pursuant to the Company’s equity incentive plans disclosed in the Prospectus;

(x)	to the Company or its subsidiaries upon death, disability or termination of employment, in each case, of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof;

(xi)	to the Company or its subsidiaries (a) upon the exercise of outstanding options, warrants, restricted stock units or other equity interests, including transfers deemed to occur upon the “net” or “cashless” exercise of options or (b) for the sole purpose of paying the exercise price of such options, warrants, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise of such options, warrants, restricted stock units or other equity interests or as a result of the vesting of Shares under restricted stock awards pursuant to employee benefit plans disclosed in the Prospectus relating to this public offering, in each case on a “cashless” or “net exercise” basis, provided that any such Shares received upon such exercise shall be subject to the terms of this Lock-Up Agreement;

(xii)	to the Underwriters in connection with the public offering contemplated by the Underwriting Agreement;

(xiii)	pursuant to tenders, sales or other transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Shares involving a “change of control” (as defined below) of the Company (provided that if such transaction is not consummated, the Undersigned’s Shares shall remain subject to the restrictions set forth herein). For purposes of this clause (xiii), “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 51% of total voting power of the voting stock of the Company;

(xiv)	pursuant to the call or put provisions of existing employment agreements and equity grant documents, provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Shares or any securities convertible into or exercisable or exchangeable for such capital stock was solely to the Company; or

(xv)	transfers of Shares received upon the vesting or exercise of equity awards granted pursuant to the Company’s employee equity plans in accordance with the pre-clearance procedures of the Company’s insider trading policy in an amount not to exceed 30,000 shares; provided, that in the case of any transfer of Shares pursuant to this clause (xv), filings under Section 16(a) of the Exchange Act shall only be permissible if such filing shall clearly indicate in the footnotes thereto that that such transfer of Shares was pursuant to the circumstances described in this clause (xv);

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(B)	the Disposition of Shares acquired by the Undersigned in this public offering or in open market transactions after completion of this public offering;

(C)	(i) the establishment of a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act that does not provide for the sale or transfer of Shares during the Lock-Up Period or (ii) the transfer of Shares pursuant to a written plan in effect on the date hereof meeting the requirements of Rule 10b5-1 under the Exchange Act; provided, that filings under Section 16(a) of the Exchange Act shall include a statement that such transfer of Shares was effected pursuant to a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act; or

(D)	transfers of Shares or other Company securities pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction) or to comply with any regulations related to ownership by the undersigned of the Undersigned’s Shares;

provided that in the case of any transfer or distribution pursuant to clauses (A)(i) through (vii), (a) such transfer shall not involve a disposition for value and (b) each transferee, beneficiary, donee, heir or distributee shall execute and deliver to Goldman Sachs and J.P. Morgan, on behalf of the Underwriters, a lock-up letter in the form of this Lock-Up Agreement; and provided, further, that in the case of any transfer or distribution (other than as a result of the vesting of Shares under restricted stock awards) pursuant to clauses (A)(i) through (vii), (A)(xi) and (B), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) without the prior written consent of the Representatives.

For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin and (ii) “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the voting stock of the Company.

Nothing in this Lock-Up Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the Undersigned’s Shares, except for any such demand or any such exercise that is publicly disclosed (or required to be publicly disclosed) by the undersigned or any of its affiliates prior to the expiration of the Lock-Up Period; provided that in no event shall the Company be obligated to take an action in violation of Section 6(e) of the Underwriting Agreement.

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Notwithstanding anything herein to the contrary, Goldman Sachs & Co. LLC and its affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business.

If for any reason the Underwriting Agreement does not become effective on or before June 30, 2020 or shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Signature page follows]

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Very truly yours,

STONEBRIDGE 2017, L.P.

By: BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Jo Natauri
Name: Jo Natauri
Title: Vice President

Avantor, Inc.

Lock-Up Agreement

May 20, 2020

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re: Avantor, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Avantor, Inc., a Delaware corporation (the “Company”) and the selling stockholders named in Schedule II thereto, providing for a public offering of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein shall have the meaning assigned to it in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, without the prior written consent of Goldman Sachs and J.P. Morgan, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of shares of Common Stock of the Company or options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (a “Disposition”), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other Disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or options, warrants, or other securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or other securities referred to in clause (i) above.

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If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the offering.

Notwithstanding the foregoing, no Disposition of the Undersigned’s Shares or other Company securities will be deemed to occur during the Lock-Up Period with respect to:

(A)	transfers of the Undersigned’s Shares

(i)	as a bona fide gift or gifts;

(ii)	by will or other testamentary document, or intestacy;

(iii)	to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iv)	to any immediate family member, other dependent or any investment fund or other entity controlled or managed by the undersigned;

(v)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributions of the Undersigned’s Shares or any security convertible into or exercisable for Shares to limited partners, limited liability company members, stockholders or subsidiaries (or their equivalents under the jurisdiction of organization of the undersigned) of the undersigned;

(vi)	if the undersigned is a trust, to the beneficiary of such trust;

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi);

(viii)	to the Company in connection with the repurchase of the Undersigned’s Shares upon termination of service of the undersigned;

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(ix)	to the extent necessary to fund, the payment of taxes due with respect to the vesting of restricted stock, stock options or similar rights to purchase Shares pursuant to the Company’s equity incentive plans disclosed in the Prospectus;

(x)	to the Company or its subsidiaries upon death, disability or termination of employment, in each case, of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof;

(xi)	to the Company or its subsidiaries (a) upon the exercise of outstanding options, warrants, restricted stock units or other equity interests, including transfers deemed to occur upon the “net” or “cashless” exercise of options or (b) for the sole purpose of paying the exercise price of such options, warrants, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise of such options, warrants, restricted stock units or other equity interests or as a result of the vesting of Shares under restricted stock awards pursuant to employee benefit plans disclosed in the Prospectus relating to this public offering, in each case on a “cashless” or “net exercise” basis, provided that any such Shares received upon such exercise shall be subject to the terms of this Lock-Up Agreement;

(xii)	to the Underwriters in connection with the public offering contemplated by the Underwriting Agreement;

(xiii)	pursuant to tenders, sales or other transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Shares involving a “change of control” (as defined below) of the Company (provided that if such transaction is not consummated, the Undersigned’s Shares shall remain subject to the restrictions set forth herein). For purposes of this clause (xiii), “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 51% of total voting power of the voting stock of the Company;

(xiv)	pursuant to the call or put provisions of existing employment agreements and equity grant documents, provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Shares or any securities convertible into or exercisable or exchangeable for such capital stock was solely to the Company; or

(xv)	transfers of Shares received upon the vesting or exercise of equity awards granted pursuant to the Company’s employee equity plans in accordance with the pre-clearance procedures of the Company’s insider trading policy in an amount not to exceed 30,000 shares; provided, that in the case of any transfer of Shares pursuant to this clause (xv), filings under Section 16(a) of the Exchange Act shall only be permissible if such filing shall clearly indicate in the footnotes thereto that that such transfer of Shares was pursuant to the circumstances described in this clause (xv);

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(B)	the Disposition of Shares acquired by the Undersigned in this public offering or in open market transactions after completion of this public offering;

(C)	(i) the establishment of a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act that does not provide for the sale or transfer of Shares during the Lock-Up Period or (ii) the transfer of Shares pursuant to a written plan in effect on the date hereof meeting the requirements of Rule 10b5-1 under the Exchange Act; provided, that filings under Section 16(a) of the Exchange Act shall include a statement that such transfer of Shares was effected pursuant to a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act; or

(D)	transfers of Shares or other Company securities pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction) or to comply with any regulations related to ownership by the undersigned of the Undersigned’s Shares;

provided that in the case of any transfer or distribution pursuant to clauses (A)(i) through (vii), (a) such transfer shall not involve a disposition for value and (b) each transferee, beneficiary, donee, heir or distributee shall execute and deliver to Goldman Sachs and J.P. Morgan, on behalf of the Underwriters, a lock-up letter in the form of this Lock-Up Agreement; and provided, further, that in the case of any transfer or distribution (other than as a result of the vesting of Shares under restricted stock awards) pursuant to clauses (A)(i) through (vii), (A)(xi) and (B), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) without the prior written consent of the Representatives.

For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin and (ii) “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the voting stock of the Company.

Nothing in this Lock-Up Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the Undersigned’s Shares, except for any such demand or any such exercise that is publicly disclosed (or required to be publicly disclosed) by the undersigned or any of its affiliates prior to the expiration of the Lock-Up Period; provided that in no event shall the Company be obligated to take an action in violation of Section 6(e) of the Underwriting Agreement.

5

Notwithstanding anything herein to the contrary, Goldman Sachs & Co. LLC and its affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business.

If for any reason the Underwriting Agreement does not become effective on or before June 30, 2020 or shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Signature page follows]

6

Very truly yours,

STONEBRIDGE 2017 OFFSHORE, L.P.

By: BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Jo Natauri
Name: Jo Natauri
Title: Vice President

Avantor, Inc.

Lock-Up Agreement

May 20, 2020

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re: Avantor, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Avantor, Inc., a Delaware corporation (the “Company”) and the selling stockholders named in Schedule II thereto, providing for a public offering of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein shall have the meaning assigned to it in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, without the prior written consent of Goldman Sachs and J.P. Morgan, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of shares of Common Stock of the Company or options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (a “Disposition”), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other Disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or options, warrants, or other securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or other securities referred to in clause (i) above.

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If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the offering.

Notwithstanding the foregoing, no Disposition of the Undersigned’s Shares or other Company securities will be deemed to occur during the Lock-Up Period with respect to:

(A)	transfers of the Undersigned’s Shares

(i)	as a bona fide gift or gifts;

(ii)	by will or other testamentary document, or intestacy;

(iii)	to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iv)	to any immediate family member, other dependent or any investment fund or other entity controlled or managed by the undersigned;

(v)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributions of the Undersigned’s Shares or any security convertible into or exercisable for Shares to limited partners, limited liability company members, stockholders or subsidiaries (or their equivalents under the jurisdiction of organization of the undersigned) of the undersigned;

(vi)	if the undersigned is a trust, to the beneficiary of such trust;

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi);

(viii)	to the Company in connection with the repurchase of the Undersigned’s Shares upon termination of service of the undersigned;

3

(ix)	to the extent necessary to fund, the payment of taxes due with respect to the vesting of restricted stock, stock options or similar rights to purchase Shares pursuant to the Company’s equity incentive plans disclosed in the Prospectus;

(x)	to the Company or its subsidiaries upon death, disability or termination of employment, in each case, of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof;

(xi)	to the Company or its subsidiaries (a) upon the exercise of outstanding options, warrants, restricted stock units or other equity interests, including transfers deemed to occur upon the “net” or “cashless” exercise of options or (b) for the sole purpose of paying the exercise price of such options, warrants, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise of such options, warrants, restricted stock units or other equity interests or as a result of the vesting of Shares under restricted stock awards pursuant to employee benefit plans disclosed in the Prospectus relating to this public offering, in each case on a “cashless” or “net exercise” basis, provided that any such Shares received upon such exercise shall be subject to the terms of this Lock-Up Agreement;

(xii)	to the Underwriters in connection with the public offering contemplated by the Underwriting Agreement;

(xiii)	pursuant to tenders, sales or other transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Shares involving a “change of control” (as defined below) of the Company (provided that if such transaction is not consummated, the Undersigned’s Shares shall remain subject to the restrictions set forth herein). For purposes of this clause (xiii), “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 51% of total voting power of the voting stock of the Company;

(xiv)	pursuant to the call or put provisions of existing employment agreements and equity grant documents, provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Shares or any securities convertible into or exercisable or exchangeable for such capital stock was solely to the Company; or

(xv)	transfers of Shares received upon the vesting or exercise of equity awards granted pursuant to the Company’s employee equity plans in accordance with the pre-clearance procedures of the Company’s insider trading policy in an amount not to exceed 30,000 shares; provided, that in the case of any transfer of Shares pursuant to this clause (xv), filings under Section 16(a) of the Exchange Act shall only be permissible if such filing shall clearly indicate in the footnotes thereto that that such transfer of Shares was pursuant to the circumstances described in this clause (xv);

4

(B)	the Disposition of Shares acquired by the Undersigned in this public offering or in open market transactions after completion of this public offering;

(C)	(i) the establishment of a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act that does not provide for the sale or transfer of Shares during the Lock-Up Period or (ii) the transfer of Shares pursuant to a written plan in effect on the date hereof meeting the requirements of Rule 10b5-1 under the Exchange Act; provided, that filings under Section 16(a) of the Exchange Act shall include a statement that such transfer of Shares was effected pursuant to a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act; or

(D)	transfers of Shares or other Company securities pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction) or to comply with any regulations related to ownership by the undersigned of the Undersigned’s Shares;

provided that in the case of any transfer or distribution pursuant to clauses (A)(i) through (vii), (a) such transfer shall not involve a disposition for value and (b) each transferee, beneficiary, donee, heir or distributee shall execute and deliver to Goldman Sachs and J.P. Morgan, on behalf of the Underwriters, a lock-up letter in the form of this Lock-Up Agreement; and provided, further, that in the case of any transfer or distribution (other than as a result of the vesting of Shares under restricted stock awards) pursuant to clauses (A)(i) through (vii), (A)(xi) and (B), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) without the prior written consent of the Representatives.

For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin and (ii) “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the voting stock of the Company.

Nothing in this Lock-Up Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the Undersigned’s Shares, except for any such demand or any such exercise that is publicly disclosed (or required to be publicly disclosed) by the undersigned or any of its affiliates prior to the expiration of the Lock-Up Period; provided that in no event shall the Company be obligated to take an action in violation of Section 6(e) of the Underwriting Agreement.

5

Notwithstanding anything herein to the contrary, Goldman Sachs & Co. LLC and its affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business.

If for any reason the Underwriting Agreement does not become effective on or before June 30, 2020 or shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Signature page follows]

6

Very truly yours,

STONEBRIDGE 2018, L.P.

By:	BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Jo Natauri
	Name:	Jo Natauri
	Title:	Vice President

Avantor, Inc.

Lock-Up Agreement

May 20, 2020

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re: Avantor, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Avantor, Inc., a Delaware corporation (the “Company”) and the selling stockholders named in Schedule II thereto, providing for a public offering of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein shall have the meaning assigned to it in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, without the prior written consent of Goldman Sachs and J.P. Morgan, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of shares of Common Stock of the Company or options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (a “Disposition”), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other Disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or options, warrants, or other securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or other securities referred to in clause (i) above.

2

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the offering.

Notwithstanding the foregoing, no Disposition of the Undersigned’s Shares or other Company securities will be deemed to occur during the Lock-Up Period with respect to:

(A)	transfers of the Undersigned’s Shares

(i)	as a bona fide gift or gifts;

(ii)	by will or other testamentary document, or intestacy;

(iii)	to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iv)	to any immediate family member, other dependent or any investment fund or other entity controlled or managed by the undersigned;

(v)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributions of the Undersigned’s Shares or any security convertible into or exercisable for Shares to limited partners, limited liability company members, stockholders or subsidiaries (or their equivalents under the jurisdiction of organization of the undersigned) of the undersigned;

(vi)	if the undersigned is a trust, to the beneficiary of such trust;

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi);

(viii)	to the Company in connection with the repurchase of the Undersigned’s Shares upon termination of service of the undersigned;

3

(ix)	to the extent necessary to fund, the payment of taxes due with respect to the vesting of restricted stock, stock options or similar rights to purchase Shares pursuant to the Company’s equity incentive plans disclosed in the Prospectus;

(x)	to the Company or its subsidiaries upon death, disability or termination of employment, in each case, of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof;

(xi)	to the Company or its subsidiaries (a) upon the exercise of outstanding options, warrants, restricted stock units or other equity interests, including transfers deemed to occur upon the “net” or “cashless” exercise of options or (b) for the sole purpose of paying the exercise price of such options, warrants, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise of such options, warrants, restricted stock units or other equity interests or as a result of the vesting of Shares under restricted stock awards pursuant to employee benefit plans disclosed in the Prospectus relating to this public offering, in each case on a “cashless” or “net exercise” basis, provided that any such Shares received upon such exercise shall be subject to the terms of this Lock-Up Agreement;

(xii)	to the Underwriters in connection with the public offering contemplated by the Underwriting Agreement;

(xiii)	pursuant to tenders, sales or other transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Shares involving a “change of control” (as defined below) of the Company (provided that if such transaction is not consummated, the Undersigned’s Shares shall remain subject to the restrictions set forth herein). For purposes of this clause (xiii), “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 51% of total voting power of the voting stock of the Company;

(xiv)	pursuant to the call or put provisions of existing employment agreements and equity grant documents, provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Shares or any securities convertible into or exercisable or exchangeable for such capital stock was solely to the Company; or

(xv)	transfers of Shares received upon the vesting or exercise of equity awards granted pursuant to the Company’s employee equity plans in accordance with the pre-clearance procedures of the Company’s insider trading policy in an amount not to exceed 30,000 shares; provided, that in the case of any transfer of Shares pursuant to this clause (xv), filings under Section 16(a) of the Exchange Act shall only be permissible if such filing shall clearly indicate in the footnotes thereto that that such transfer of Shares was pursuant to the circumstances described in this clause (xv);

4

(B)	the Disposition of Shares acquired by the Undersigned in this public offering or in open market transactions after completion of this public offering;

(C)	(i) the establishment of a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act that does not provide for the sale or transfer of Shares during the Lock-Up Period or (ii) the transfer of Shares pursuant to a written plan in effect on the date hereof meeting the requirements of Rule 10b5-1 under the Exchange Act; provided, that filings under Section 16(a) of the Exchange Act shall include a statement that such transfer of Shares was effected pursuant to a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act; or

(D)	transfers of Shares or other Company securities pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction) or to comply with any regulations related to ownership by the undersigned of the Undersigned’s Shares;

provided that in the case of any transfer or distribution pursuant to clauses (A)(i) through (vii), (a) such transfer shall not involve a disposition for value and (b) each transferee, beneficiary, donee, heir or distributee shall execute and deliver to Goldman Sachs and J.P. Morgan, on behalf of the Underwriters, a lock-up letter in the form of this Lock-Up Agreement; and provided, further, that in the case of any transfer or distribution (other than as a result of the vesting of Shares under restricted stock awards) pursuant to clauses (A)(i) through (vii), (A)(xi) and (B), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) without the prior written consent of the Representatives.

For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin and (ii) “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the voting stock of the Company.

Nothing in this Lock-Up Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the Undersigned’s Shares, except for any such demand or any such exercise that is publicly disclosed (or required to be publicly disclosed) by the undersigned or any of its affiliates prior to the expiration of the Lock-Up Period; provided that in no event shall the Company be obligated to take an action in violation of Section 6(e) of the Underwriting Agreement.

5

Notwithstanding anything herein to the contrary, Goldman Sachs & Co. LLC and its affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business.

If for any reason the Underwriting Agreement does not become effective on or before June 30, 2020 or shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Signature page follows]

6

Very truly yours,

STONEBRIDGE 2018 OFFSHORE, L.P.

By: BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Jo Natauri
Name: Jo Natauri
Title: Vice President

Avantor, Inc.

Lock-Up Agreement

May 20, 2020

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re: Avantor, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Avantor, Inc., a Delaware corporation (the “Company”) and the selling stockholders named in Schedule II thereto, providing for a public offering of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein shall have the meaning assigned to it in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 90 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, without the prior written consent of Goldman Sachs and J.P. Morgan, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of shares of Common Stock of the Company or options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (a “Disposition”), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other Disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or options, warrants, or other securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or other securities referred to in clause (i) above.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the offering.

Notwithstanding the foregoing, no Disposition of the Undersigned’s Shares or other Company securities will be deemed to occur during the Lock-Up Period with respect to:

(A)	transfers of the Undersigned’s Shares

(i)	as a bona fide gift or gifts;

(ii)	by will or other testamentary document, or intestacy;

(iii)	to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iv)	to any immediate family member, other dependent or any investment fund or other entity controlled or managed by the undersigned;

(v)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributions of the Undersigned’s Shares or any security convertible into or exercisable for Shares to limited partners, limited liability company members, stockholders or subsidiaries (or their equivalents under the jurisdiction of organization of the undersigned) of the undersigned;

(vi)	if the undersigned is a trust, to the beneficiary of such trust;

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi);

(viii)	to the Company in connection with the repurchase of the Undersigned’s Shares upon termination of service of the undersigned;

(ix)	to the extent necessary to fund, the payment of taxes due with respect to the vesting of restricted stock, stock options or similar rights to purchase Shares pursuant to the Company’s equity incentive plans disclosed in the Prospectus;

(x)	to the Company or its subsidiaries upon death, disability or termination of employment, in each case, of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof;

(xi)	to the Company or its subsidiaries (a) upon the exercise of outstanding options, warrants, restricted stock units or other equity interests, including transfers deemed to occur upon the “net” or “cashless” exercise of options or (b) for the sole purpose of paying the exercise price of such options, warrants, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise of such options, warrants, restricted stock units or other equity interests or as a result of the vesting of Shares under restricted stock awards pursuant to employee benefit plans disclosed in the Prospectus relating to this public offering, in each case on a “cashless” or “net exercise” basis, provided that any such Shares received upon such exercise shall be subject to the terms of this Lock-Up Agreement;

(xii)	to the Underwriters in connection with the public offering contemplated by the Underwriting Agreement;

(xiii)	pursuant to tenders, sales or other transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Shares involving a “change of control” (as defined below) of the Company (provided that if such transaction is not consummated, the Undersigned’s Shares shall remain subject to the restrictions set forth herein). For purposes of this clause (xiii), “change of control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of at least 51% of total voting power of the voting stock of the Company;

(xiv)	pursuant to the call or put provisions of existing employment agreements and equity grant documents, provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Shares or any securities convertible into or exercisable or exchangeable for such capital stock was solely to the Company; or

(xv)	transfers of Shares received upon the vesting or exercise of equity awards granted pursuant to the Company’s employee equity plans in accordance with the pre-clearance procedures of the Company’s insider trading policy in an amount not to exceed 30,000 shares; provided, that in the case of any transfer of Shares pursuant to this clause (xv), filings under Section 16(a) of the Exchange Act shall only be permissible if such filing shall clearly indicate in the footnotes thereto that that such transfer of Shares was pursuant to the circumstances described in this clause (xv);

(B)	the Disposition of Shares acquired by the Undersigned in this public offering or in open market transactions after completion of this public offering;

(C)	(i) the establishment of a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act that does not provide for the sale or transfer of Shares during the Lock-Up Period or (ii) the transfer of Shares pursuant to a written plan in effect on the date hereof meeting the requirements of Rule 10b5-1 under the Exchange Act; provided, that filings under Section 16(a) of the Exchange Act shall include a statement that such transfer of Shares was effected pursuant to a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act; or

(D)	transfers of Shares or other Company securities pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction) or to comply with any regulations related to ownership by the undersigned of the Undersigned’s Shares;

provided that in the case of any transfer or distribution pursuant to clauses (A)(i) through (vii), (a) such transfer shall not involve a disposition for value and (b) each transferee, beneficiary, donee, heir or distributee shall execute and deliver to Goldman Sachs and J.P. Morgan, on behalf of the Underwriters, a lock-up letter in the form of this Lock-Up Agreement; and provided, further, that in the case of any transfer or distribution (other than as a result of the vesting of Shares under restricted stock awards) pursuant to clauses (A)(i) through (vii), (A)(xi) and (B), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) without the prior written consent of the Representatives.

For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin and (ii) “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of the total voting power of the voting stock of the Company.

Nothing in this Lock-Up Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the Undersigned’s Shares, except for any such demand or any such exercise that is publicly disclosed (or required to be publicly disclosed) by the undersigned or any of its affiliates prior to the expiration of the Lock-Up Period; provided that in no event shall the Company be obligated to take an action in violation of Section 6(e) of the Underwriting Agreement.

Notwithstanding anything herein to the contrary, Goldman Sachs & Co. LLC and its affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business.

If for any reason the Underwriting Agreement does not become effective on or before June 30, 2020 or shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Signature page follows]

Very truly yours,

VWR PARTNERS, L.P.

By:	BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Jo Natauri
	Name:	Jo Natauri
	Title:	Vice President